SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     October 3, 2000
                                                -----------------------------

                          HOME-STAKE OIL & GAS COMPANY
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             (Exact name of registrant as specified in its charter)


     Oklahoma                  0-19766                    73-0288030
------------------       ---------------------      ------------------------
 (State or other           (Commission File             (IRS Employer
 jurisdiction of               Number)                 Identification No.)
 incorporation)


15 East 5th Street, Suite 2800, Tulsa, Oklahoma               74103
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 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (918) 583-0178
                                                   --------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

     As previously reported, on October 3, 2000, Home-Stake Oil & Gas Company ("Home-Stake") and Cortez Oil & Gas, Inc. ("Cortez") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Cortez will acquire Home-Stake. Pursuant to the terms of the Merger Agreement, each of the outstanding shares of Home-Stake common stock will be exchanged for $11.00 per share cash.

     A copy of the Merger Agreement is attached as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

              2 Agreement and Plan of Merger, dated as of October 3, 2000, among Cortez Oil & Gas, Inc., Cortez Acquisition Company and Home-Stake Oil & Gas Company, together with the following exhibits thereto: Exhibit A -- Form of Stock Voting Agreement; Exhibit B-1 -- Form of Separation Agreement for Robert C. Simpson; Exhibit B-2 -- Form of Separation Agreement for Chris K. Corcoran; and Exhibit C -- Form of Rights Agreement Amendment.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HOME-STAKE OIL & GAS COMPANY


Date:   October 10, 2000          By:  /s/  Chris K. Corcoran
                                    --------------------------
                                     Chris K. Corcoran
                                     Executive Vice President, Chief Financial
                                     Officer and Secretary


                                       -2-

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                                  Exhibit Index

Exhibit
Number                       Description
------      --------------------------------------------------------------------

  2 Agreement and Plan of Merger, dated as of October 3, 2000, among Cortez Oil & Gas, Inc., Cortez Acquisition Company and Home-Stake Oil & Gas Company, together with the following exhibits thereto: Exhibit A -- Form of Stock Voting Agreement; Exhibit B-1 -- Form of Separation Agreement for Robert C. Simpson; Exhibit B-2 -- Form of Separation
          Agreement for Chris K. Corcoran; and Exhibit C -- Form of Rights Agreement Amendment.




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